                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K


                   Current Report Pursuant to Section 13 or
                 15(d) of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)

                                 JULY 29, 1997



                           ATMOS ENERGY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)







     TEXAS and VIRGINIA                                      75-1743247
----------------------------                            -------------------
(State or Other Jurisdiction                            (I.R.S. Employer
of Incorporation or                                     Identification No.)
Organization)


1800 THREE LINCOLN CENTRE
5430 LBJ FREEWAY, DALLAS, TEXAS                                75240
-------------------------------                         -------------------
(Address of Principal Executive                             (Zip Code)
 Offices)



              Registrant's Telephone Number, Including Area Code

                                (972) 934-9227
                                --------------



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 29, 1997, the Registrant announced in a news release that the merger of United Cities Gas Company of Brentwood, Tennessee ("United Cities") with and into the Registrant, with the Registrant as the surviving corporation, had closed that day with the effective time of the merger scheduled at 11:59 p.m. on July 31, 1997 (the "Effective Time"). A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The merger was consummated pursuant to that certain Agreement and Plan of Reorganization entered into by the parties on July 19, 1996, which was amended on October 3, 1996 by Amendment No. 1 to Agreement and Plan of Reorganization (collectively, the "Agreement"). Such documents are included as Exhibits 2.1 and 2.1(a) hereto which are incorporated herein by reference.

     At the Effective Time, each outstanding share of common stock, no par value, of United Cities was converted into the right to receive one newly-issued share of common stock, no par value, of the Registrant. As a result of the merger, the Registrant became incorporated in the Commonwealth of Virginia as well as the State of Texas.

     The Registrant is a natural gas utility company engaged in the distribution and sale of natural gas to residential, commercial, industrial, agricultural, and other customers in Texas, Louisiana, Kentucky, Colorado, Kansas, and Missouri. United Cities was a natural gas utility company engaged in the distribution and sale of natural gas to customers in Tennessee, Illinois, Virginia, Kansas, Missouri, South Carolina, Georgia, and Iowa, and in the sale of propane in the states of Tennessee, Virginia and North Carolina. United Cities' assets consist of the property, plant and equipment used in its natural gas and propane sales and distribution businesses. Following the Effective Time, the Registrant intends to continue to operate the United Cities business as a division of the Registrant, along with its Energas Company, Trans Louisiana Gas Company, Western Kentucky Gas Company, and Greeley Gas Company divisions.

     In connection with the merger, as was more fully discussed in the Agreement, three former officers of United Cities entered into employment agreements with the Registrant, providing certain additional benefit arrangements such as participation in the Registrant's Supplemental Executive Benefits Plan at the Effective Time. In addition, the United Cities Long-Term Stock Plan was adopted by the Registrant whereby such plan will be continued and all benefits granted thereunder will be exercisable for or based on the value of common stock of the Registrant following the Effective Time.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements of Businesses Acquired.


          (1) The following audited financial statements and related documents for United Cities are incorporated herein by reference from United Cities' Form 10-K (File No. 0-1284) for the year ended December 31, 1996:

     Report of independent public accountants;
     Consolidated balance sheets at December 31, 1996 and 1995;
     Consolidated statements of income for the years ended December 31, 1996,
       1995 and 1994;
     Consolidated statements of cash flows for the years ended December 31,
       1996, 1995 and 1994;
     Consolidated statements of retained earnings, capital surplus and common stock for the years ended December 31, 1996, 1995 and 1994; and Notes to consolidated financial statements.

          (2) The following unaudited interim financial statements are incorporated herein by reference from United Cities' Form 10-Q (File No. 0-1284) for the quarter ended March 31, 1997:

     Consolidated balance sheet at March 31, 1997;
     Consolidated statements of income for the three months and twelve months ended March 31, 1997 and 1996;
     Consolidated statements of cash flows for the three months and twelve months ended March 31, 1997 and 1996; and
     Notes to consolidated financial statements.
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     (b)  Pro Forma Financial Information.

     The following pro forma financial information relating to the acquisition by the Registrant of the business of United Cities pursuant to the merger as described above is being filed concurrently with the Commission on the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and is incorporated herein by reference.

     Pro forma combined condensed balance sheet at June 30, 1997;
     Pro forma combined condensed statements of income for the nine months and twelve months ended June 30, 1997;
     Pro forma combined condensed statements of income for the years ended
       September 30, 1996, 1995 and 1994; and
     Notes to pro forma combined condensed financial statements.

     (c)  Exhibits

      2.1 Agreement and Plan of Reorganization dated July 19, 1996, by and between the Registrant and United Cities (incorporated herein by reference from Exhibit 2.1 to the Registrant' Registration Statement on Form S-4 filed October 4, 1996 (File No. 333-13429)).

      2.1(a) Amendment No. 1 to Agreement and Plan of Reorganization dated October 3, 1996 (incorporated herein by reference from Exhibit 2.1(a) to the Registrant' Registration Statement on Form S-4 filed October 4, 1996 (File No. 333-13429)).

     23.1      Consent of Arthur Andersen LLP

     99.1      News Release of Atmos Energy Corporation dated July 29, 1997.

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ATMOS ENERGY CORPORATION
                                          (Registrant)



DATE:  August 13, 1997              By: /s/ Glen A. Blanscet
                                       ---------------------
                                         Glen A. Blanscet
                                         Vice President,
                                         General Counsel and
                                         Corporate Secretary